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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 June 30, 2005
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                Date of Report (Date of earliest event reported)


                                  Salton, Inc.
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             (Exact name of registrant as specified in its charter)


           Delaware                     0-19557               36-3777824
--------------------------------    -----------------    ---------------------
 (State or other jurisdiction         (Commission            (IRS Employer
       of incorporation)              File Number)        Identification No.)


                1955 W. Field Court, Lake Forest, Illinois 60045
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              (Address of principal executive offices) (Zip Code)


                                 (847) 803-4600
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              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01         OTHER EVENTS.

On June 30, 2005, Salton, Inc. received a letter (the "NYSE's Letter") from the New York Stock Exchange (the "NYSE") which contained "an early warning" of potential non-compliance with the NYSE's recently amended continued listing standards (in particular the requirements set forth in set forth in Sections 802.01B and 802.01C of the NYSE Listed Company Manual) A summary of the NYSE's Letter is contained in the press release attached hereto as Exhibit 99.1 (which is incorporated by reference herein).

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  99.1     Press Release issued by Salton, Inc. dated July 5,
                           2005.


                                   SIGNATURE


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 5, 2005

                                        SALTON, INC.


                                        /s/ WILLIAM B. RUE
                                        ---------------------------------------
                                        William B. Rue
                                        President and Chief Operating Officer
                                        and Director